                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 27, 2004
                       -----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of June 30, 2004, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2004-3)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-104580-05                52-2029487
------------------------     ---------------------      ------------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     ------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.        Other Events.
------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the September 27, 2004 Distribution Date.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POPULAR ABS, INC.



                                       By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO



Dated: October 1, 2004












                                        3
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                                                                                                                         Page 1 of 8
------------------------------------------------------------------------------------------------------------------------------------
                                     EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                         SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
                  ORIGINAL         BEGINNING                                                                            ENDING
                    FACE           PRINCIPAL                                                   REALIZED   DEFERRED     PRINCIPAL
  CLASS            VALUE            BALANCE        PRINCIPAL      INTEREST          TOTAL       LOSSES    INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   AF1         149,220,000.00   144,898,936.49   3,361,506.10     257,014.49    3,618,520.59       0.00       0.00   141,537,430.39
   AF2          37,640,000.00    37,640,000.00           0.00     119,193.33      119,193.33       0.00       0.00    37,640,000.00
   AF3          45,490,000.00    45,490,000.00           0.00     161,679.04      161,679.04       0.00       0.00    45,490,000.00
   AF4          43,000,000.00    43,000,000.00           0.00     182,750.00      182,750.00       0.00       0.00    43,000,000.00
   AF5          17,629,000.00    17,629,000.00           0.00      83,737.75       83,737.75       0.00       0.00    17,629,000.00
   AF6          20,700,000.00    20,700,000.00           0.00      87,285.00       87,285.00       0.00       0.00    20,700,000.00
   AV1         179,385,000.00   175,766,635.76   4,368,855.09     337,545.18    4,706,400.27       0.00       0.00   171,397,780.67
   AV2          34,668,000.00    33,169,829.27     867,863.74      64,308.01      932,171.75       0.00       0.00    32,301,965.53
    M1          41,040,000.00    41,040,000.00           0.00     194,940.00      194,940.00       0.00       0.00    41,040,000.00
    M2          34,580,000.00    34,580,000.00           0.00     164,255.00      164,255.00       0.00       0.00    34,580,000.00
    M3          10,340,000.00    10,340,000.00           0.00      49,115.00       49,115.00       0.00       0.00    10,340,000.00
    M4           8,730,000.00     8,730,000.00           0.00      41,467.50       41,467.50       0.00       0.00     8,730,000.00
    B1           8,080,000.00     8,080,000.00           0.00      26,108.50       26,108.50       0.00       0.00     8,080,000.00
    B2           6,790,000.00     6,790,000.00           0.00      26,608.31       26,608.31       0.00       0.00     6,790,000.00
    B3           7,110,000.00     7,110,000.00           0.00      34,379.81       34,379.81       0.00       0.00     7,110,000.00
    R                    0.00             0.00           0.00           0.00            0.00       0.00       0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTALS       644,402,000.00   634,964,401.52   8,598,224.93   1,830,386.92   10,428,611.85       0.00       0.00   626,366,176.59
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    X          646,347,251.19   638,529,196.03           0.00           8.95            8.95       0.00       0.00   631,405,218.11
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------   --------------------
                                        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                           PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------------------   --------------------
                                                                                                                          CURRENT
                                   BEGINNING                                                       ENDING                PASS-THRU
  CLASS             CUSIP          PRINCIPAL       PRINCIPAL      INTEREST         TOTAL          PRINCIPAL      CLASS      RATE
-------------------------------------------------------------------------------------------------------------   -------------------
   AF1            294751ER9       971.04233005    22.52718201    1.72238634     24.24956836      948.51514804     AF1     1.935000%
   AF2            294751ES7     1,000.00000000     0.00000000    3.16666658      3.16666658    1,000.00000000     AF2     3.800000%
   AF3            264751ET5     1,000.00000000     0.00000000    3.55416663      3.55416663    1,000.00000000     AF3     4.265000%
   AF4            294751EU2     1,000.00000000     0.00000000    4.25000000      4.25000000    1,000.00000000     AF4     5.100000%
   AF5            294751EV0     1,000.00000000     0.00000000    4.75000000      4.75000000    1,000.00000000     AF5     5.700000%
   AF6            294751EW8     1,000.00000000     0.00000000    4.21666667      4.21666667    1,000.00000000     AF6     5.060000%
   AV1            294751EX6       979.82905906    24.35462882    1.88168007     26.23630889      955.47443025     AV1     2.095000%
   AV2            264751EY4       956.78519874    25.03356813    1.85496741     26.88853554      931.75163061     AV2     2.115000%
    M1            294751EZ1     1,000.00000000     0.00000000    4.75000000      4.75000000    1,000.00000000      M1     5.700000%
    M2            294751FA5     1,000.00000000     0.00000000    4.75000000      4.75000000    1,000.00000000      M2     5.700000%
    M3            294751FB3     1,000.00000000     0.00000000    4.75000000      4.75000000    1,000.00000000      M3     5.700000%
    M4            294751FC1     1,000.00000000     0.00000000    4.75000000      4.75000000    1,000.00000000      M4     5.700000%
    B1            294751FD9     1,000.00000000     0.00000000    3.23125000      3.23125000    1,000.00000000      B1     3.525000%
    B2            294751FE7     1,000.00000000     0.00000000    3.91874963      3.91874963    1,000.00000000      B2     4.275000%
    B3            294751FF4     1,000.00000000     0.00000000    4.83541632      4.83541632    1,000.00000000      B3     5.275000%
-------------------------------------------------------------------------------------------------------------   --------------------
  TOTALS                          985.35448605    13.34295196    2.84044264     16.18339460      972.01153409
-------------------------------------------------------------------------------------------------------------   --------------------
-------------------------------------------------------------------------------------------------------------   --------------------
    X                N/A          987.90424939     0.00000000    0.00001385      0.00001385      976.88234451      X      0.000017%
-------------------------------------------------------------------------------------------------------------   --------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                    Tel: (212) 623-4484 / Fax: (212) 623-5930
                        Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------





[Graphic Appears Here]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

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                                                                                                                  Page 2 of 8
------------------------------------------------------------------------------------------------------------------------------
                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3
                                                       SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)          Funds Allocable to Certificate Principal

                                       Group I Scheduled Principal                                                  460,542.48
                                       Group I Curtailments                                                          20,032.95
                                       Group I Prepayments                                                        2,304,568.65
                                       Group I Repurchases                                                                0.00
                                       Group I Liquidation Proceeds                                                       0.00

                                       Group II-A Scheduled Principal                                               157,118.13
                                       Group II-A Curtailments                                                       11,564.67
                                       Group II-A Prepayments                                                     3,451,090.75
                                       Group II-A Repurchases                                                             0.00
                                       Group II-A Liquidation Proceeds                                                    0.00

                                       Group II-B Scheduled Principal                                                30,579.36
                                       Group II-B Curtailments                                                       -3,496.93
                                       Group II-B Prepayments                                                       691,977.86
                                       Group II-B Repurchases                                                             0.00
                                       Group II-B Liquidation Proceeds                                                    0.00

                                       Extra Principal Distribution Amount                                        1,474,247.01

Sec. 4.03 (a)(ii)        Interest Distribution Amounts

                                       Interest Distribution - AF-1                                                 257,014.49
                                       Unpaid Interest - AF-1                                                             0.00
                                       Remaining Unpaid Interest - AF-1                                                   0.00

                                       Interest Distribution - AF-2                                                 119,193.33
                                       Unpaid Interest - AF-2                                                             0.00
                                       Remaining Unpaid Interest - AF-2                                                   0.00

                                       Interest Distribution - AF-3                                                 161,679.04
                                       Unpaid Interest - AF-3                                                             0.00
                                       Remaining Unpaid Interest - AF-3                                                   0.00

                                       Interest Distribution - AF-4                                                 182,750.00
                                       Unpaid Interest - AF-4                                                             0.00
                                       Remaining Unpaid Interest - AF-4                                                   0.00

                                       Interest Distribution - AF-5                                                  83,737.75
                                       Unpaid Interest - AF-5                                                             0.00
                                       Remaining Unpaid Interest - AF-5                                                   0.00

                                       Interest Distribution - AF-6                                                  87,285.00
                                       Unpaid Interest - AF-6                                                             0.00
                                       Remaining Unpaid Interest - AF-6                                                   0.00

                                       Interest Distribution - AV-1                                                 337,545.18


[Graphic Appears Here]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

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
                                                                                                                   Page 3 of 8
------------------------------------------------------------------------------------------------------------------------------
                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3
                                                       SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------
                                       Unpaid Interest - AV-1                                                            0.00
                                       Remaining Unpaid Interest - AV-1                                                  0.00

                                       Interest Distribution - AV-2                                                 64,308.01
                                       Unpaid Interest - AV-2                                                            0.00
                                       Remaining Unpaid Interest - AV-2                                                  0.00

                                       Interest Distribution - M-1                                                 194,940.00
                                       Unpaid Interest - M-1                                                             0.00
                                       Remaining Unpaid Interest - M-1                                                   0.00

                                       Interest Distribution - M-2                                                 164,255.00
                                       Unpaid Interest - M-2                                                             0.00
                                       Remaining Unpaid Interest - M-2                                                   0.00

                                       Interest Distribution - M-3                                                  49,115.00
                                       Unpaid Interest - M-3                                                             0.00
                                       Remaining Unpaid Interest - M-3                                                   0.00

                                       Interest Distribution - M-4                                                  41,467.50
                                       Unpaid Interest - M-4                                                             0.00
                                       Remaining Unpaid Interest - M-4                                                   0.00

                                       Interest Distribution - B-1                                                  26,108.50
                                       Unpaid Interest - B-1                                                             0.00
                                       Remaining Unpaid Interest - B-1                                                   0.00

                                       Interest Distribution - B-2                                                  26,608.31
                                       Unpaid Interest - B-2                                                             0.00
                                       Remaining Unpaid Interest - B-2                                                   0.00

                                       Interest Distribution - B-3                                                  34,379.81
                                       Unpaid Interest - B-3                                                             0.00
                                       Remaining Unpaid Interest - B-3                                                   0.00

                         Interest Reductions
                                       Net Prepayment Interest Shortfalls                                                0.00
                                       Relief Act Reductions                                                             0.00

                                       Class AF-1 Interest Reduction                                                     0.00
                                       Class AF-2 Interest Reduction                                                     0.00
                                       Class AF-3 Interest Reduction                                                     0.00
                                       Class AF-5 Interest Reduction                                                     0.00
                                       Class AF-4 Interest Reduction                                                     0.00
                                       Class AF-6 Interest Reduction                                                     0.00
                                       Class AV-1 Interest Reduction                                                     0.00
                                       Class AV-2 Interest Reduction                                                     0.00
                                       Class M-1 Interest Reduction                                                      0.00
                                       Class M-2 Interest Reduction                                                      0.00
                                       Class M-3 Interest Reduction                                                      0.00


[Graphic Appears Here]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

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
                                                                                                                   Page 4 of 8
------------------------------------------------------------------------------------------------------------------------------
                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                       SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------
                                       Class M-4 Interest Reduction                                                       0.00
                                       Class B-1 Interest Reduction                                                       0.00
                                       Class B-2 Interest Reduction                                                       0.00
                                       Class B-3 Interest Reduction                                                       0.00

Sec. 4.03(a)(iii)        Available Funds Shortfall

                                       Class AF-1 Available Funds Shortfall                                               0.00
                                       Class AF-2 Available Funds Shortfall                                               0.00
                                       Class AF-3 Available Funds Shortfall                                               0.00
                                       Class AF-4 Available Funds Shortfall                                               0.00
                                       Class AF-5 Available Funds Shortfall                                               0.00
                                       Class AF-6 Available Funds Shortfall                                               0.00
                                       Class AV-1 Available Funds Shortfall                                               0.00
                                       Class AV-2 Available Funds Shortfall                                               0.00
                                       Class M-1 Available Funds Shortfall                                                0.00
                                       Class M-2 Available Funds Shortfall                                                0.00
                                       Class M-3 Available Funds Shortfall                                                0.00
                                       Class M-4 Available Funds Shortfall                                                0.00
                                       Class B-1 Available Funds Shortfall                                                0.00
                                       Class B-2 Available Funds Shortfall                                                0.00
                                       Class B-3 Available Funds Shortfall                                                0.00

Sec. 4.03(a)(v)          Pool Principal Balances

                                       Group I Beginning Pool Balance                                           428,713,021.89
                                       Group I Ending Pool Balance                                              425,927,877.81
                                       Group II-A Beginning Pool Balance                                        176,388,329.75
                                       Group II-A Ending Pool Balance                                           172,768,556.20
                                       Group II-B Beginning Pool Balance                                         33,427,844.39
                                       Group II-B Ending Pool Balance                                            32,708,784.10
                                       Total Beginning Pool Balance                                             638,529,196.03
                                       Total Ending Pool Balance                                                631,405,218.11

Sec. 4.03(a)(vi)         Servicing Fee

                                       Group I Servicing Fee                                                        178,630.43
                                       Group II-A Servicing Fee                                                      73,495.14
                                       Group II-B Servicing Fee                                                      13,928.27

Sec. 4.03(a)(viii)       Delinquency Advances

                                       Group I Delinquency Advances Included in Current Distribution                      0.00
                                       Group I Recouped Advances Included in Current Distribution                         0.00
                                       Group I Recouped Advances From Liquidations                                        0.00
                                       Group I Aggregate Amount of Advances Outstanding                                   0.00

                                       Group II-A Delinquency Advances Included in Current Distribution             112,792.54
                                       Group II-A Recouped Advances Included in Current Distribution                      0.00
                                       Group II-A Recouped Advances From Liquidations                                     0.00

[Graphic Appears Here]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.



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                                                                                                                Page 5 of 8
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                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                       SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------
                                       Group II-A Aggregate Amount of Advances Outstanding                          112,792.54

                                       Group II-B Delinquency Advances Included in Current Distribution                   0.00
                                       Group II-B Recouped Advances Included in Current Distribution                      0.00
                                       Group II-B Recouped Advances From Liquidations                                     0.00
                                       Group II-B Aggregate Amount of Advances Outstanding                                0.00

Section 4.03(a)(ix) A    Group I, Group II-A, and Group II-B Loans Delinquent

                          -----------------------------------------------------------------------
                                                        Group 1
                          -----------------------------------------------------------------------
                            Period                  Number       Principal Balance    Percentage
                          -----------------------------------------------------------------------
                            0-30 days                153           21,350,923.93        5.01%
                          -----------------------------------------------------------------------
                           31-60 days                 19            2,449,720.13        0.58%
                          -----------------------------------------------------------------------
                           61-90 days                  5              452,058.84        0.11%
                          -----------------------------------------------------------------------
                            91+days                    0                    0.00        0.00%
                          -----------------------------------------------------------------------
                            Total                    177           24,252,702.90        5.70%
                          -----------------------------------------------------------------------
                          -----------------------------------------------------------------------
                                                        Group 2
                          -----------------------------------------------------------------------
                           Period                   Number       Principal Balance    Percentage
                          -----------------------------------------------------------------------
                            0-30 days                 72           10,826,337.78        6.27%
                          -----------------------------------------------------------------------
                           31-60 days                  3              313,297.06        0.18%
                          -----------------------------------------------------------------------
                           61-90 days                  2              194,141.66        0.11%
                          -----------------------------------------------------------------------
                            91+days                    0                    0.00        0.00%
                          -----------------------------------------------------------------------
                             Total                    77           11,333,776.50        6.56%
                          -----------------------------------------------------------------------
                          -----------------------------------------------------------------------
                                                        Group 3
                          -----------------------------------------------------------------------
                           Period                   Number       Principal Balance    Percentage
                          -----------------------------------------------------------------------
                            0-30 days                 13            2,513,867.95        7.69%
                          -----------------------------------------------------------------------
                           31-60 days                  2              467,496.98        1.43%
                          -----------------------------------------------------------------------
                           61-90 days                  0                    0.00        0.00%
                          -----------------------------------------------------------------------
                            91+days                    0                    0.00        0.00%
                          -----------------------------------------------------------------------
                             Total                    15            2,981,364.93        9.12%
                          -----------------------------------------------------------------------

Sec. 4.03 (a)(ix) B      Group I, Group II-A, and Group II-B Loans in Foreclosure

                                       -------------------------------------------------
                                                           Group 1
                                       -------------------------------------------------
                                            Number     Principal Balance    Percentage
                                       -------------------------------------------------
                                                 0                  0.00        0.00%
                                       -------------------------------------------------
                                       -------------------------------------------------
                                                           Group 2
                                       -------------------------------------------------
                                            Number     Principal Balance    Percentage
                                       -------------------------------------------------
                                                 0                  0.00        0.00%
                                       -------------------------------------------------
                                       -------------------------------------------------
                                                           Group 3
                                       -------------------------------------------------
                                            Number     Principal Balance    Percentage
                                       -------------------------------------------------
                                                 0                  0.00        0.00%
                                       -------------------------------------------------


Sec. 4.03(a)(x),(xi)     Group I, Group II-A, and Group II-B Loans in REO




[Graphic Appears Here]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                       SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------
                                       -------------------------------------------------
                                                           Group 1
                                       -------------------------------------------------
                                            Number     Principal Balance    Percentage
                                       -------------------------------------------------
                                                 0                  0.00        0.00%
                                       -------------------------------------------------
                                       -------------------------------------------------
                                                           Group 2
                                       -------------------------------------------------
                                            Number     Principal Balance    Percentage
                                       -------------------------------------------------
                                                 0                  0.00        0.00%
                                       -------------------------------------------------
                                       -------------------------------------------------
                                                           Group 3
                                       -------------------------------------------------
                                            Number     Principal Balance    Percentage
                                       -------------------------------------------------
                                                 0                  0.00        0.00%
                                       -------------------------------------------------


                                       Market Value of Group I REO Loans                                                  0.00
                                       Market Value of Group II-A REO Loans                                               0.00
                                       Market Value of Group II-B REO Loans                                               0.00

Sec. 4.03(a)(xii)        Aggregate Stated Principal Balance of the Three Largest Loans

                                       Group I Three Largest Loans                                                1,940,375.69
                                       Group II-A Three Largest Loans                                             1,148,174.88
                                       Group II-B Three Largest Loans                                             1,884,398.97

Sec. 4.03(a)(xiii)       Net WAC Cap Carryover

                                       Class AV-1 Net WAC Cap Carryover Amounts Due                                       0.00
                                       Class AV-1 Net WAC Cap Carryover Amounts Paid                                      0.00
                                       Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                             0.00
                                       Class AV-2 Net WAC Cap Carryover Amounts Due                                       0.00
                                       Class AV-2 Net WAC Cap Carryover Amounts Paid                                      0.00
                                       Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                             0.00
                                       Class B-1 Net WAC Cap Carryover Amounts Due                                        0.00
                                       Class B-1 Net WAC Cap Carryover Amounts Paid                                       0.00
                                       Class B-1 Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                       Class B-2 Net WAC Cap Carryover Amounts Due                                        0.00
                                       Class B-2 Net WAC Cap Carryover Amounts Paid                                       0.00
                                       Class B-2 Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                       Class B-3 Net WAC Cap Carryover Amounts Due                                        0.00
                                       Class B-3 Net WAC Cap Carryover Amounts Paid                                       0.00
                                       Class B-3 Net WAC Cap Carryover Remaining Amounts Due                              0.00

Sec. 4.03(a)(xiv)        Aggregate Principal Balance of Balloon Loans
                         with Original Terms <= 36 Months and 60+ Contractually Past Due

                                       Group I Aggregate Principal Balance of Balloon Loans                               0.00
                                       Group II-A Aggregate Principal Balance of Balloon Loans                            0.00
                                       Group II-B Aggregate Principal Balance of Balloon Loans                            0.00

Sec. 4.03 (a)(xv), (xxii) Realized Losses



[Graphic Appears Here]
JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

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                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                       SEPTEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------
                                       Group I Current Period Realized Losses                                             0.00
                                       Group I Cumulative Realized Losses                                                 0.00
                                       Group II-A Current Period Realized Losses                                          0.00
                                       Group II-A Cumulative Realized Losses                                              0.00
                                       Group II-B Current Period Realized Losses                                          0.00
                                       Group II-B Cumulative Realized Losses                                              0.00

Sec. 4.03 (a)(xvi)       Reserve Fund
                                       Beginning Balance of Reserve Fund                                                  0.00
                                       Funds Withdrawn From Reserve Fund For Distribution                                 0.00
                                       Funds Deposited to Reserve Fund                                                    0.00
                                       Ending Balance of Reserve Fund                                                     0.00

Sec. 4.03 (a)(xvii)      Number of Loans Repurchased

                                       Group I Number of Loans Repurchased                                                0.00
                                       Group II-A Number of Loans Repurchased                                             0.00
                                       Group II-B Number of Loans Repurchased                                             0.00

Sec. 4.03 (a)(xviii)     Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                       Group I Weighted Average Mortgage Rate                                            6.71%
                                       Group II-A Weighted Average Mortgage Rate                                         6.79%
                                       Group II-B Weighted Average Mortgage Rate                                         6.71%

Sec. 4.03 (a)(xix)       Weighted Average Remaining Term of Outstanding Loans

                                       Group I Weighted Average Remaining Term                                          339.00
                                       Group II-A Weighted Average Remaining Term                                       356.00
                                       Group II-B Weighted Average Remaining Term                                       356.00

Sec. 4.03
(a)(xxi), (xxii), (xxiii) Overcollateralization Amounts

                                       Overcollateralization Amount                                               5,039,041.52
                                       Overcollateralization Target Amount                                       20,359,938.41
                                       Overcollateralization Release Amount                                               0.00
                                       Overcollateralization Deficiency Amount                                   15,320,896.89

Sec. 4.03 (a)(xxiv)      Trigger Events
                                       Has a Trigger Event Occurred and is continuing?                                      NO
                                       Cumulative Realized Losses as a percentage of the Original Pool Balance           0.00%
                                       Senior Enhancement Percentage                                                    18.48%
                                       Senior Specified Enhancement Percentage                                          42.40%

Sec. 4.03 (a)(xxv)       60+ Day Delinquent Loans

                                       60+ Day Delinquent Loans as a percentage of the current Pool Balance              0.10%

Sec. 4.03 (a)(xxvi)      Amount of Funds Collected by Trustee under Yield Maintenance Agreement                           0.00
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JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

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                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                       SEPTEMBER 27, 2004
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

Sec. 4.03 (a)(xxvii)     Pre-Funded Amount                                                                                0.00
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JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.